UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 13, 2016

MURPHY USA INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35914	46-2279221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street, El Dorado, Arkansas		71730-5836
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (870) 875-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 13, 2016, Murphy USA Inc. (“Murphy USA”) issued a press release announcing the election of David B. Miller to Murphy’s Board of Directors effective January 13, 2016.

Mr. Miller will receive compensation in accordance with our compensation arrangements for non-employee directors. Equity awards for non-employee directors are governed by the Murphy USA Inc. Stock Plan for Non-Employee Directors which was filed with the SEC as an exhibit to Form S-8 (File No. 333-191131) on September 13, 2013.

Mr. Miller has not yet been appointed to any committee of the Board of Directors; he will serve as a Class II Director with a term expiring at the 2018 annual meeting of stockholders.

The full text of the press release announcing Mr. Miller’s election to the Board of Directors is filed herewith as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

Exhibit
Number        Description
99.1         Press Release issued by Murphy USA Inc., dated January 13, 2016.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.
Date:	January 15, 2016	By:	/s/ Donald R. Smith, Jr.
			Name:	Donald R. Smith, Jr.
			Title:	Vice President and Controller